Exhibit 99.1
GameStop Reports Second Quarter Fiscal Year 2022 Results
GRAPEVINE, Texas--(BUSINESS WIRE)--Sept. 7, 2022-- GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today released financial results for the second quarter ended July 30, 2022. The Company’s condensed and consolidated financial statements, including GAAP and non-GAAP results, are below. The Company’s Form 10-Q and supplemental information can be found at http://investor.GameStop.com.
SECOND QUARTER OVERVIEW
•Net sales were $1.136 billion for the quarter, compared to $1.183 billion in the prior year’s second quarter.
•Sales attributable to collectibles, which is a segment the Company intends to grow over the long-term, were $223.2 million for the quarter, compared to $177.2 million in the prior year’s second quarter.
•Selling, general and administrative expenses were $387.5 million for the quarter, representing a sequential decline of 14.3% from the first quarter of 2022 and reflecting, in part, the Company’s focus on right-sizing costs following a period of significant investment in long-term initiatives.
•Inventory was $734.8 million at the close of the quarter, compared to $596.4 million at the close of the prior year’s second quarter, reflecting the Company’s focus on maintaining adequate in-stock levels to meet customer demand and offset lingering supply chain headwinds.
•Followed the launch of the Company's digital wallet by launching the Company's non-fungible token ("NFT") marketplace to allow gamers, creators, collectors and others to buy, sell and trade NFTs.
•Modernized and strengthened the Company's systems through the implementation of SAP.
•Ended the period with cash and cash equivalents of $908.9 million as well as no debt other than a low-interest, unsecured term loan associated with the French government’s response to COVID-19.
CONFERENCE CALL INFORMATION
A webcast with management is scheduled for September 7, 2022, at 5:00 p.m. ET to discuss the Company’s quarter activities and financial results. This call, along with supplemental information, can also be accessed at http://investor.GameStop.com. The phone number for the investor conference call is 1-877-407-6169 and the confirmation code is 13732487. This webcast will be archived for two months on GameStop’s investor relations website.

NON-GAAP MEASURES AND OTHER METRICS
As a supplement to the Company’s financial results presented in accordance with U.S. generally accepted accounting principles (GAAP), GameStop may use certain non-GAAP measures, such as adjusted SG&A, adjusted operating income (loss), adjusted net income (loss), adjusted diluted earnings (loss) per share, adjusted EBITDA and free cash flow. The Company believes these non-GAAP financial measures provide useful information to investors in evaluating the Company’s core operating performance. Adjusted selling, general and administrative expenses (“Adjusted SG&A”), adjusted operating income (loss), adjusted net income (loss), adjusted diluted earnings (loss) per share and adjusted EBITDA exclude the effect of items such as transformation costs, asset impairments, store closure costs, severance, as well as divestiture costs. Results reported as constant currency exclude the impact of fluctuations in foreign currency exchange rates by converting the Company’s local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company’s current period reported results. The Company’s definition and calculation of non-GAAP financial measures may differ from that of other companies. Non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. Certain of the items that may be excluded or included in non-GAAP financial measures may be significant items that could impact the Company’s financial position, results of operations or cash flows and should therefore be considered in assessing the Company’s actual and future financial condition and performance.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - SAFE HARBOR
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, strategic and transformation initiatives, future operations, margins, profitability, sales growth, capital expenditures, liquidity, capital resources, expansion of technology expertise, and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s expectations for fiscal 2022, future financial and operating results, projections and other statements that are not historical facts. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: economic, social, and political conditions in the markets in which we operate; the impact of the COVID-19 pandemic on the Company’s business and financial results; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; the Company’s ability to keep pace with changing industry technology and consumer preferences; the Company’s ability to obtain favorable terms from its current and future suppliers and service providers; the ability of the Company’s third party delivery services to deliver products to the Company’s retail locations, fulfillment centers and consumers and changes in the terms the Company has with such service providers; the Company’s dependence on sales during the holiday selling season; the decrease in popularity of certain types of video games containing graphic violence; the Company’s ability to renew or enter into new leases on favorable terms; the Company’s ability to maintain strong retail and ecommerce experiences for its customers; the Company’s strategic plans and transformation initiatives and the Company’s ability to achieve the desired results of its transformation initiatives within the anticipated time-frame or at all; enhanced risks as new business initiatives lead the Company to engage in new activities; risks associated with the Company’s digital asset products and services, including extreme price volatility, heightened risk of cybersecurity threats, failures in the blockchain networks on which such digital assets are offered, and risks and challenges related to content moderation and control; the competitive nature of the Company’s industry, including competition from multi-channel retailers, ecommerce businesses, and others; disruptions or interruptions to the Company’s logistics capabilities or supply chain or the supply chain of the Company's suppliers; the Company’s ability to anticipate, identify and react to trends in pop culture with regard to its sales of collectibles; the ability and willingness of the Company’s vendors to provide marketing and merchandising support at historical or anticipated levels; restrictions on the Company’s ability to purchase and sell pre-owned products; changes to tariff and import/export regulations; unfavorable changes in the Company’s global tax rate; legislative actions; the Company’s ability to comply with federal, state, local and international laws and regulations and statutes; the evolution of government regulation related to blockchain, digital assets and Web 3.0 technology, including as to whether particular assets could be deemed to be securities and developments regarding the treatment of digital assets under tax laws; fluctuations in the Company’s results of operations from quarter to quarter; the restrictions contained in the agreement governing the Company’s revolving credit facility; the Company’s ability to generate sufficient cash flow to fund its operations; the Company’s ability to incur additional debt; turnover in senior management or the Company’s ability to attract and retain qualified personnel; turnover in the Company’s Board of Directors; the Company’s ability to maintain the security or privacy of its customer, associate or Company information; potential damage to the Company’s reputation or customers' perception of the Company; occurrence of weather events, natural disasters, public health crises and other unexpected events; potential failure or inadequacy of the Company's computerized systems; the Company’s ability to maintain effective control over financial reporting; volatility in the Company’s Class A Common Stock price, including volatility due to potential short squeezes; continued high degrees of media coverage by third parties; the availability and future sales of substantial amounts of the Company’s Class A Common Stock; and potential future litigation and other legal proceedings. Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's most recent Annual Report on Form 10-K filed with the SEC on March 17, 2022 and available at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

GameStop Corp.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	13 Weeks ended July 30, 2022	13 Weeks ended July 31, 2021
Net sales	$1,136.0	$1,183.4
Cost of sales	853.8	862.5
Gross profit	282.2	320.9
Selling, general and administrative expenses	387.5	378.9
Asset Impairments	2.5	—
Operating loss	(107.8)	(58.0)
Interest (income) expense, net	(0.3)	0.5
Loss before income taxes	(107.5)	(58.5)
Income tax expense	1.2	3.1
Net loss	$(108.7)	$(61.6)

Loss per share:
Basic loss per share	$(0.36)	$(0.21)
Diluted loss per share	(0.36)	(0.21)

Weighted-average common shares outstanding:
Basic	304.2	290.4
Diluted	304.2	290.4

Percentage of Net Sales:

Net sales	100.0%	100.0%
Cost of sales	75.2	72.9
Gross profit	24.8	27.1
Selling, general and administrative expenses	34.1	32.0
Asset Impairments	0.2	—
Operating loss	(9.5)	(4.9)
Interest (income) expense, net	—	—
Loss before income taxes	(9.5)	(4.9)
Income tax expense	0.1	0.3
Net loss	(9.6)%	(5.2)%

GameStop Corp.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	26 Weeks ended July 30, 2022	26 Weeks ended July 31, 2021
Net sales	$2,514.4	$2,460.2
Cost of sales	1,933.7	1,809.2
Gross profit	580.7	651.0
Selling, general and administrative expenses	839.7	749.2
Asset Impairments	2.5	0.6
Operating loss	(261.5)	(98.8)
Interest expense, net	0.4	25.2
Loss before income taxes	(261.9)	(124.0)
Income tax expense	4.7	4.4
Net loss	$(266.6)	$(128.4)

Loss per share:
Basic loss per share	$(0.88)	$(0.46)
Diluted loss per share	(0.88)	(0.46)

Weighted-average common shares outstanding:
Basic	304.0	277.2
Diluted	304.0	277.2

Percentage of Net Sales:

Net sales	100.0%	100.0%
Cost of sales	76.9	73.5
Gross profit	23.1	26.5
Selling, general and administrative expenses	33.4	30.5
Asset Impairments	0.1	—
Operating loss	(10.4)	(4.0)
Interest expense, net	—	1.0
Loss before income taxes	(10.4)	(5.0)
Income tax expense	0.2	0.2
Net loss	(10.6)%	(5.2)%

GameStop Corp.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	July 30, 2022	July 31, 2021
ASSETS:
Current assets:
Cash and cash equivalents	$908.9	$1,720.4
Receivables, net of allowance of $3.5 and $3.7, respectively	99.6	68.5
Merchandise inventories	734.8	596.4
Prepaid expenses and other current assets	275.9	271.7
Total current assets	2,019.2	2,657.0
Property and equipment, net of accumulated depreciation of $990.1 and $1,113.7, respectively	146.8	186.6
Operating lease right-of-use assets	554.3	645.2
Deferred income taxes	16.7	—
Other noncurrent assets	62.5	57.0
Total assets	$2,799.5	$3,545.8

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$217.4	$409.7
Accrued liabilities and other current liabilities	512.1	563.1
Current portion of operating lease liabilities	194.0	221.5
Current portion of long-term debt	8.9	—
Total current liabilities	932.4	1,194.3
Long-term debt, net	32.1	47.5
Operating lease liabilities	367.4	432.0
Other long-term liabilities	124.1	20.0
Total liabilities	1,456.0	1,693.8
Total stockholders’ equity	1,343.5	1,852.0
Total liabilities and stockholders’ equity	$2,799.5	$3,545.8

GameStop Corp.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	13 Weeks ended July 30, 2022	13 Weeks ended July 31, 2021
Cash flows from operating activities:
Net loss	$(108.7)	$(61.6)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	15.3	17.6
Stock-based compensation expense	7.8	8.8
Asset impairments	2.5	—
Loss on disposal of property and equipment, net	1.2	0.1
Other	(0.2)	(0.1)
Changes in operating assets and liabilities:
Receivables, net	3.0	33.1
Merchandise inventories	179.5	(31.2)
Prepaid expenses and other current assets	2.9	(1.1)
Prepaid income taxes and income taxes payable	(2.6)	(12.6)
Accounts payable and accrued liabilities	(204.2)	36.6
Operating lease right-of-use assets and liabilities	0.6	(1.1)
Changes in other long-term liabilities	(0.5)	—
Net cash flows used in operating activities	(103.4)	(11.5)
Cash flows from investing activities:
Proceeds from sale of digital assets	0.4	—
Capital expenditures	(20.5)	(13.5)
Other	—	(0.1)
Net cash flows used in investing activities	(20.1)	(13.6)
Cash flows from financing activities:
Proceeds from issuance of common stock, net of costs	—	1,121.1
Settlements of stock-based awards	(1.9)	(86.7)
Net cash flows (used in) provided by financing activities	(1.9)	1,034.4
Exchange rate effect on cash, cash equivalents and restricted cash	(1.2)	(4.5)
(Decrease) increase in cash, cash equivalents and restricted cash	(126.6)	1,004.8
Cash, cash equivalents and restricted cash at beginning of period	1,083.6	770.8
Cash, cash equivalents and restricted cash at end of period	$957.0	$1,775.6

GameStop Corp.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	26 Weeks ended July 30, 2022	26 Weeks ended July 31, 2021
Cash flows from operating activities:
Net loss	$(266.6)	$(128.4)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	32.4	36.3
Stock-based compensation expense	18.9	14.5
Gain on sale of digital assets	(6.9)	—
Digital asset impairments	33.7	—
Asset impairments	2.5	0.6
Loss on disposal of property and equipment, net	1.6	0.5
Loss on retirement of debt	—	18.2
Other	(5.0)	(0.6)
Changes in operating assets and liabilities:
Receivables, net	39.3	36.2
Merchandise inventories	169.6	1.2
Prepaid expenses and other current assets	(27.4)	(4.0)
Prepaid income taxes and income taxes payable	0.9	(13.8)
Accounts payable and accrued liabilities	(384.0)	25.2
Operating lease right-of-use assets and liabilities	(15.8)	(16.1)
Changes in other long-term liabilities	(0.5)	(0.1)
Net cash flows used in operating activities	(407.3)	(30.3)
Cash flows from investing activities:
Proceeds from sale of digital assets	77.3	—
Capital expenditures	(31.3)	(28.2)
Other	—	(0.1)
Net cash flows provided by (used in) investing activities	46.0	(28.3)
Cash flows from financing activities:
Proceeds from issuance of common stock, net of costs	—	1,672.8
Payments of senior notes	—	(307.4)
Repayments of revolver borrowings	—	(25.0)
Settlements of stock-based awards	(3.0)	(136.6)
Other	—	(0.1)
Net cash flows (used in) provided by financing activities	(3.0)	1,203.7
Exchange rate effect on cash, cash equivalents and restricted cash	1.4	(4.5)
(Decrease) increase in cash, cash equivalents and restricted cash	(362.9)	1,140.6
Cash, cash equivalents and restricted cash at beginning of period	1,319.9	635.0
Cash, cash equivalents and restricted cash at end of period	$957.0	$1,775.6

Schedule I
Sales Mix
(in millions)
(unaudited)

	13 Weeks ended July 30, 2022		13 Weeks ended July 31, 2021

	Net	Percent	Net	Percent
Net Sales (in millions):	Sales	of Total	Sales	of Total

Hardware and accessories (1)	$596.4	52.5%	$609.6	51.5%
Software (2)	316.4	27.9	396.6	33.5
Collectibles	223.2	19.6	177.2	15.0

Total	$1,136.0	100.0%	$1,183.4	100.0%

	26 Weeks ended July 30, 2022		26 Weeks ended July 31, 2021

	Net	Percent	Net	Percent
Net Sales (in millions):	Sales	of Total	Sales	of Total

Hardware and accessories (1)	$1,270.1	50.5%	$1,313.1	53.4%
Software (2)	800.1	31.8	794.5	32.3
Collectibles	444.2	17.7	352.6	14.3

Total	$2,514.4	100.0%	$2,460.2	100.0%

(1) Includes sales of new and pre-owned hardware, accessories, hardware bundles in which hardware and digital or physical software are sold together in a single SKU, interactive game figures, strategy guides, mobile and consumer electronics.

(2) Includes sales of new and pre-owned video game software, digital software and PC entertainment software.

GameStop Corp.
Schedule II
(in millions, except per share data)
(unaudited)
Non-GAAP results
The following tables reconcile the Company's selling, general and administrative expenses ("SG&A"), operating loss, net loss and loss per share as presented in its unaudited consolidated statements of operations and prepared in accordance with Generally Accepted Accounting Principles ("GAAP") to its adjusted SG&A, adjusted operating loss, adjusted net loss, adjusted EBITDA and adjusted loss per share. The diluted weighted-average shares outstanding used to calculate adjusted earnings per share may differ from GAAP weighted-average shares outstanding. Under GAAP, basic and diluted weighted-average shares outstanding are the same in periods where there is a net loss. The reconciliations below are from continuing operations only.

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
Adjusted SG&A
SG&A	$387.5	$378.9	$839.7	$749.2
Transformation costs(1)(3)	0.9	(6.5)	0.9	(24.7)
Significant transactions(2)	—	(0.2)	—	(0.4)
Divestitures and other(3)	—	0.1	—	(0.1)
Adjusted SG&A	$388.4	$372.3	$840.6	$724.0

Adjusted Operating Loss
Operating loss	$(107.8)	$(58.0)	$(261.5)	$(98.8)
Transformation costs(1)(3)	(0.9)	6.5	(0.9)	24.7
Asset impairments	2.5	—	2.5	0.6
Significant transactions(2)	—	0.2	—	0.4
Divestitures and other(3)	—	(0.1)	—	0.1
Adjusted operating loss	$(106.2)	$(51.4)	$(259.9)	$(73.0)

Adjusted Net Loss
Net loss	$(108.7)	$(61.6)	$(266.6)	$(128.4)
Transformation costs(1)(3)	(0.9)	6.5	(0.9)	24.7
Asset impairments	2.5	—	2.5	0.6
Significant transactions(2)	—	0.2	—	18.6
Divestitures and other(3)	—	(0.1)	—	0.1
Adjusted net loss	$(107.1)	$(55.0)	$(265.0)	$(84.4)

Adjusted loss per share
Basic	$(0.35)	$(0.19)	$(0.87)	$(0.30)
Diluted	(0.35)	(0.19)	(0.87)	(0.30)

Number of shares used in adjusted calculation
Basic	304.2	290.4	304.0	277.2
Diluted	304.2	290.4	304.0	277.2

(1) Current year includes the impact of stock-based compensation forfeitures partially offset by cash severance costs related to workforce optimization efforts in connection with our transformation initiatives. Prior year includes cash severance and stock-based compensation costs for key personnel that separated from the Company and expenses for consultants and advisors related to transformation initiatives.

(2) Prior year includes transaction costs associated with the ATM offering. Adjusted net loss in the prior year also includes the impact of the make-whole premium and accelerated amortization associated with the voluntary early redemption of the 2023 Senior Notes.

(3) Prior year amounts related to cash severance costs and stock-based compensation have been reclassified to conform to the current year presentation.

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
Reconciliation of Net Loss to Adjusted EBITDA
Net loss	$(108.7)	$(61.6)	$(266.6)	$(128.4)
Interest (income) expense, net(1)	(0.3)	0.5	0.4	25.2
Depreciation and amortization	15.3	17.6	32.4	36.3
Income tax expense	1.2	3.1	4.7	4.4
EBITDA	$(92.5)	$(40.4)	$(229.1)	$(62.5)
Stock-based compensation	12.8	4.3	23.9	6.5
Transformation costs(2)(3)	(0.9)	6.5	(0.9)	24.7
Asset impairments	2.5	—	2.5	0.6
Significant transactions(1)	—	0.2	—	0.4
Divestitures and other (3)	—	(0.1)	—	0.1
Adjusted EBITDA	$(78.1)	$(29.5)	$(203.6)	$(30.2)

(1) Prior year includes transaction costs associated with the ATM offering and the impact of the make-whole premium and accelerated amortization associated with the voluntary early redemption of the 2023 Senior Notes.

(2) Current year includes the impact of stock-based compensation forfeitures partially offset by cash severance costs related to workforce optimization efforts in connection with our transformation initiatives. Prior year includes cash severance and stock-based compensation costs for key personnel that separated from the Company and expenses for consultants and advisors related to transformation initiatives.

(3) Prior year amounts related to cash severance costs and stock-based compensation have been reclassified to conform to the current year presentation.

GameStop Corp.
Schedule III
(in millions)
(unaudited)

Non-GAAP results
The following table reconciles the Company's cash flows provided by operating activities as presented in its unaudited Consolidated Statements of Cash Flows and prepared in accordance with GAAP to its free cash flow. Free cash flow is considered a non-GAAP financial measure. Management believes, however, that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use by investors in evaluating the company’s financial performance.

	13 Weeks Ended	13 Weeks Ended	26 Weeks Ended	26 Weeks Ended
	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
Net cash flows used in operating activities	$(103.4)	$(11.5)	$(407.3)	$(30.3)
Capital expenditures	(20.5)	(13.5)	(31.3)	(28.2)
Free cash flow	$(123.9)	$(25.0)	$(438.6)	$(58.5)

Non-GAAP Measures and Other Metrics
Adjusted EBITDA is a supplemental financial measure of the Company’s performance that is not required by, or presented in accordance with, GAAP. We believe that the presentation of this non-GAAP financial measure provides useful information to investors in assessing our financial condition and results of operations. We define Adjusted EBITDA as net income (loss) before income taxes, plus interest expense, net and depreciation and amortization, excluding stock-based compensation, transformation costs, business divestitures, asset impairments, severance and other non-cash charges. Net income (loss) is the GAAP financial measure most directly comparable to Adjusted EBITDA. Our non-GAAP financial measures should not be considered as an alternative to the most directly comparable GAAP financial measure. Furthermore, non-GAAP financial measures have limitations as an analytical tool because they exclude some but not all items that affect the most directly comparable GAAP financial measures. Some of these limitations include:

•certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure;
•Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
•our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

We compensate for the limitations of Adjusted EBITDA as an analytical tool by reviewing the comparable GAAP financial measure, understanding the differences between the GAAP and non-GAAP financial measures and incorporating these data points into our decision-making process. Adjusted EBITDA is provided in addition to, and not as an alternative to, the Company’s financial results prepared in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA may be defined and determined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Contact
GameStop Investor Relations
817-424-2001
ir@gamestop.com

GameStop Public Relations
646-386-0091
media@gamestop.com